Business Combinations (Tables)	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Summary of reconciliation of purchase price consideration	The following is a reconciliation of purchase price consideration for the acquirers:

	Amount
	RMB	US$
Cash consideration	268,724	37,849
Fair value of previously held equity interests	316,672	44,602
Settlement of convertible loan provided to Beijing Orionstar	118,091	16,633
Settlement of amounts due from Beijing Orionstar Group	69,648	9,810
Total	773,135	108,894

Summary of fair values of assets acquired and liabilities assumed	The following table summarizes the fair values of the assets acquired and liabilities assumed from Beijing OrionStar as of the acquisition date:

	Amount
	RMB	US$
Net assets acquired (i)	136,534	19,230
Amortizable intangible assets (ii)
Robot technology	140,000	19,719
Large language model (LLM) technology	57,000	8,028
Trademark	15,000	2,113
Goodwill (iii)	576,989	81,267
Deferred tax liabilities	(31,800)	(4,479)
Non-controlling interests and mezzanine equity(iv)	(120,588)	(16,984)
Total	773,135	108,894

(i) Net assets acquired primarily consists of cash and cash equivalent, inventories, equity method investment and deferred tax assets of RMB221,898 (US$31,254) and accounts payable, deferred revenue, due to related parties of RMB121,366(US$17,094) as of the date of acquisition.

(ii) Acquired amortizable intangible assets had an amortization period of 8.0 years. The fair value estimate of technology was estimated using the multi-period excess earnings method. Key assumptions and estimates used in deriving the projected cash flows are forecasted revenue, EBIT margin, and discount rate. The fair value estimate of trademark was estimated using the relief-from-royalty method. Key assumptions and estimates used are forecasted revenue and discount rate.

(iii) Goodwill arising from the acquisition of Beijing OrionStar was attributable to the benefit of expected synergies, the assembled workforce, revenue growth and future market development as of the date of acquisition and assigned to AI and others segment. Goodwill arising from the acquisition is not expected to be deductible for tax purposes.

(iv) According to the articles of association of Beijing OrionStar, equity interests held by two shareholders are preferred shares and was contingently redeemable upon the occurrence of a conditional event, which is not solely within the control of the Group and was classified as mezzanine equity. Detailed description of mezzanine equity is disclosed in Note 19. Fair value of the non-controlling interests and mezzanine equity, as well as the previous held equity interests mentioned above was determined with the assistance of an independent valuation firm using discount cash flow method. Key assumptions and estimates used are forecasted revenue, EBIT margin, discount rate and volatility.